Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts TSYS Investor Relations +1.706.644.6081 shawnroberts@tsys.com

TSYS Reports Third Quarter 2013 Adjusted Cash EPS Increased 37.0%

COLUMBUS, Ga., October 22, 2013 — TSYS (NYSE: TSS) today reported results for the third quarter of 2013, which includes the operating results of our NetSpend acquisition that closed on July 1, 2013.

Summary of Third Quarter 2013 Financial Results Compared to 2012

•	Total revenues were $588.1 million, an increase of 25.6%. Total revenues were impacted by a negative currency translation of $6.4 million.

•	Revenues before reimbursable items were $527.0 million, an increase of 29.8%. Revenues before reimbursable items were impacted by a negative currency translation of $6.3 million.

•	Adjusted EBITDA* was $182.1 million, an increase of 32.1%.

•	Adjusted cash earnings per share (EPS)* were $0.49, an increase of 37.0%.

•	On a GAAP basis, net income attributable to common shareholders was $64.4 million, an increase of 6.7%. Basic EPS was $0.34, an increase of 5.8%. Diluted EPS was $0.34, an increase of 5.5%.

*	Note: Adjusted EBITDA and adjusted cash EPS are non-GAAP measures which are detailed later in this press release in the section “Reconciliation of GAAP to Non-GAAP Financial Measures.”

“This is the first quarter that NetSpend has been included in our consolidated financial statements and as our fourth operating segment. Their results were outstanding as revenues grew 22.2% over last year making a significant contribution to our overall results this quarter,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“Our free cash flow continues to be very strong. We applied over $60 million to reduce our debt as we move toward our goal of reducing our debt to EBITDA ratio. We will continue using cash to reduce debt over the next several quarters in anticipation of future acquisitions and share buybacks. Our balance sheet has grown to $3.8 billion as we continue our strategy of deploying capital to grow TSYS and maximize shareholder return,” said Tomlinson.

2013

TSYS Reports Third Quarter 2013 Adjusted Cash EPS Increased 37.0%/p. 2

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, October 22. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

TSYS’ financial information includes information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the corresponding GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 12 to 16 of this release.

About TSYS

At TSYS, (NYSE: TSS), we believe payments should revolve around people — not the other way around. We call this belief “People-Centered PaymentsSM.” By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend, a TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks, and has been named one of the 2013 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website, for more please visit us at www.tsys.com.

2013

TSYS Reports Third Quarter 2013 Adjusted Cash EPS Increased 37.0%/p. 3

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ goal of reducing its debt to EBITDA ratio, anticipated uses of cash in the future, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, TSYS’ ability to integrate NetSpend and other acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; the material breach of security of any of TSYS’ systems; and risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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2013

TSYS Announces Third Quarter 2013 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Total revenues	$588,074	468,059	25.6%	$1,531,513	1,391,872	10.0%

Cost of services	394,641	315,685	25.0	1,032,856	946,612	9.1
Selling, general and administrative expenses	80,523	61,099	31.8	210,803	176,557	19.4
Merger and acquisition expenses	7,282	382	nm	12,009	882	nm

Operating income	105,628	90,893	16.2	275,845	267,821	3.0

Nonoperating income (expenses)	(545)	(579)	5.9	(147)	(2,802)	94.7
Merger and acquisition expenses - bridge loan facility & bonds	(9,789)	—	na	(19,466)	—	na

Income before income taxes, noncontrolling interests and equity in income of equity investments	95,294	90,314	5.5	256,232	265,019	(3.3)
Income taxes	30,592	30,228	1.2	78,384	84,336	(7.1)

Income before noncontrolling interests and equity in income of equity investments	64,702	60,086	7.7	177,848	180,683	(1.6)
Equity in income of equity investments	2,792	1,957	42.7	9,357	6,983	34.0

Net income	67,494	62,043	8.8	187,205	187,666	(0.2)
Net income attributable to noncontrolling interests	(3,144)	(1,731)	(81.6)	(8,110)	(4,248)	(90.9)

Net income attributable to TSYS common shareholders	$64,350	60,312	6.7%	$179,095	183,418	(2.4)%

Basic earnings per share (EPS)	$0.34	0.32	5.8%	$0.95	0.97	(2.1)%

Diluted EPS	$0.34	0.32	5.5%	$0.94	0.97	(2.3)%

Dividends declared per share	$0.10	0.10		$0.30	0.30

Non-GAAP measures:
Basic EPS excluding NetSpend M&A expenses, net of taxes	$0.37	0.32	14.7%	$1.03	0.97	5.5%

Adjusted cash EPS	$0.49	0.36	37.0%	$1.25	1.09	14.7%

Adjusted EBITDA	$182,140	137,858	32.1%	$449,931	407,498	10.4%

nm = not meaningful

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TSYS Announces Third Quarter 2013 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income	$67,494	62,043	$187,205	187,666
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	7,222	9,999	(6,489)	2,935
Postretirement healthcare plan adjustments	1,113	(1,537)	1,423	(1,250)
Unrealized gain on available-for-sale securities	1,479	—	1,479	—

Other comprehensive income (loss)	9,814	8,462	(3,587)	1,685

Comprehensive income	77,308	70,505	183,618	189,351
Comprehensive income attributable to noncontrolling interests	3,228	1,709	6,149	3,844

Comprehensive income attributable to TSYS common shareholders	$74,080	68,796	$177,469	185,507

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TSYS Announces Third Quarter 2013 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
	September 30, 2013		September 30, 2012		September 30, 2013		September 30, 2012
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic earnings per share:
Net income	$64,350		60,312		$179,095		183,418
Less income allocated to nonvested awards	(605)	605	(191)	191	(968)	968	(613)	613

Net income allocated to common stock for EPS calculation (a)	$63,745	605	60,121	191	$178,127	968	182,805	613

Average common shares outstanding (b)	187,726	1,799	187,269	609	187,001	1,034	187,911	642

Average common shares and participating securities	189,525		187,878		188,035		188,553

Basic earnings per share (a)/(b)	$0.34	0.34	0.32	0.31	$0.95	0.94	0.97	0.96

Diluted earnings per share:
Net income	$64,350		60,312		$179,095		183,418
Less income allocated to nonvested awards	(601)	601	(191)	191	(962)	962	(611)	611

Net income allocated to common stock for EPS calculation (c)	$63,749	601	60,121	191	$178,133	962	182,807	611

Average common shares outstanding	187,726	1,799	187,269	609	187,001	1,034	187,911	642
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,758		1,218		1,565		1,138

Average common and common equivalent shares outstanding (d)	189,484	1,799	188,487	609	188,566	1,034	189,049	642

Average common and common equivalent shares and participating securities	191,283		189,096		189,600		189,691

Diluted earnings per share (c)/(d)	$0.34	0.33	0.32	0.31	$0.94	0.93	0.97	0.95

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TSYS Announces Third Quarter 2013 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2013	2012	$	%	2013	2012	$	%
Revenues before reimbursable items
North America Services	$217,257	203,497	13,760	6.8%	$637,379	613,111	24,268	4.0%
International Services	95,399	98,184	(2,785)	(2.8)	281,201	293,722	(12,521)	(4.3)
Merchant Services	113,650	107,786	5,864	5.4	335,903	303,842	32,061	10.6
NetSpend	103,706	—	103,706	na	103,706	—	103,706	na
Intersegment revenues	(3,001)	(3,415)	414	12.1	(9,429)	(10,753)	1,324	12.3

Revenues before reimbursable items from external customers	$527,011	406,052	120,959	29.8%	$1,348,760	1,199,922	148,838	12.4%

Total revenues
North America Services	$252,577	237,625	14,952	6.3%	$741,005	717,781	23,224	3.2%
International Services	100,548	102,691	(2,143)	(2.1)	295,731	306,466	(10,735)	(3.5)
Merchant Services	135,616	132,746	2,870	2.2	404,975	383,167	21,808	5.7
NetSpend	103,706	—	103,706	na	103,706	—	103,706	na
Intersegment revenues	(4,373)	(5,003)	630	12.6	(13,904)	(15,542)	1,638	10.5

Revenues from external customers	$588,074	468,059	120,015	25.6%	$1,531,513	1,391,872	139,641	10.0%

Depreciation and amortization
North America Services	$18,764	18,582	182	1.0%	$55,060	55,856	(796)	(1.4)%
International Services	11,117	14,182	(3,066)	(21.6)	34,424	41,052	(6,628)	(16.1)
Merchant Services	2,890	2,889	0	0.0	9,030	9,385	(355)	(3.8)
NetSpend	1,471	—	1,471	na	1,471	—	1,471	na

Segment depreciation and amortization	34,241	35,654	(1,413)	(4.0)	99,984	106,293	(6,309)	(5.9)
Acquisition intangible amortization	24,731	6,919	17,812	nm	41,142	18,924	22,218	nm
Corporate admin and other	475	670	(195)	(29.1)	1,364	2,112	(748)	(35.4)

Total depreciation and amortization	$59,447	43,243	16,204	37.5%	$142,490	127,329	15,161	11.9%

Adjusted segment operating income
North America Services	$82,274	70,080	12,194	17.4%	$229,373	210,658	18,715	8.9%
International Services	10,729	8,244	2,485	30.1	26,448	22,842	3,606	15.8
Merchant Services	40,230	40,909	(679)	(1.7)	118,521	119,036	(515)	(0.4)
NetSpend	31,248	—	31,248	na	31,248	—	31,248	na

Total adjusted segment operating income	164,481	119,233	45,248	37.9	405,590	352,536	53,054	15.0
Acquisition intangible amorization	(24,731)	(6,919)	(17,812)	nm	(41,142)	(18,924)	(22,218)	nm
NetSpend M&A operating expenses (non-recurring)	(7,282)	—	(7,282)	na	(12,009)	—	(12,009)	na
Corporate admin and other	(26,840)	(21,421)	(5,419)	(25.3)	(76,594)	(65,791)	(10,803)	(16.4)

Operating income	$105,628	90,893	14,735	16.2%	$275,845	267,821	8,024	3.0%

Other:
Reimbursable items:
North America Services	$35,320	34,128	1,192	3.5%	$103,626	104,670	(1,044)	(1.0)%
International Services	5,149	4,507	642	14.2	14,530	12,744	1,786	14.0
Merchant Services	21,966	24,960	(2,994)	(12.0)	69,072	79,325	(10,253)	(12.9)
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,372)	(1,588)	216	13.6	(4,475)	(4,789)	314	6.6

Reimbursable items	$61,063	62,007	(944)	(1.5)%	$182,753	191,950	(9,197)	(4.8)%

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TSYS Announces Third Quarter 2013 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	At		Change
	9/30/2013	12/31/2012	$	%
Other:
Volumes:
FTEs (full-time equivalents)
North America Services	4,370	3,964	406	10.2%
International Services	2,436	2,624	(188)	(7.2)
Merchant Services	1,617	1,242	375	30.2
NetSpend	462	—	462	na
Corporate Admin and Other	544	415	129	31.1

FTEs	9,429	8,245	1,184	14.4%

Total assets (in thousands)
North America Services	$3,279,829	1,744,877	1,534,952	88.0%
International Services	399,368	445,642	(46,274)	(10.4)
Merchant Services	685,400	703,725	(18,325)	(2.6)
NetSpend	1,624,850	—	1,624,850	na
Intersegment assets	(2,234,561)	(870,406)	(1,364,155)	nm

Total assets	$3,754,886	2,023,838	1,731,048	85.5%

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2013	2012	Inc(Dec)%		2013	2012	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					461.4	413.4	48.0	11.6%
Transactions (in millions)	2,395.8	2,036.6	359.2	17.6%	6,644.2	5,907.7	736.5	12.5%

International Segment:
AOF (in millions)					59.3	53.0	6.4	12.0%
Transactions (in millions)	525.5	415.1	110.4	26.6%	1,452.2	1,200.5	251.7	21.0%

Merchant Segment:
Point-of-sale Transactions (in millions)	1,090.0	1,225.1	(135.1)	(11.0)%	3,325.2	3,724.5	(399.3)	(10.7)%
Dollar sales volume (in millions)	$10,963.2	$9,946.5	$1,016.7	10.2%	$32,123.2	$27,956.5	$4,167	14.9%

NetSpend Segment:
Gross Dollar Volume (in millions)	$3,780.9	$—	$3,780.9	na	$3,780.9	$—	$3,780.9	na

90-Day Active Cards (in thousands)					2,767.3	—	2,767.3	na
Direct Deposit 90-Day Active Cards (in thousands)					1,261.1	—	1,261.1	na
% of 90-Day Active Cards with Direct Deposit					45.6%		45.6%

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TSYS Announces Third Quarter 2013 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Sep 30, 2013	Dec 31, 2012
Assets
Current assets:
Cash and cash equivalents	$396,860	247,612
Restricted cash	530	282
Accounts receivable, net	261,595	247,083
Deferred income tax assets	14,604	9,825
Prepaid expenses and other current assets	86,993	69,924

Total current assets	760,582	574,726
Goodwill	1,545,784	518,344
Property and equipment, net	259,865	260,389
Computer software, net	320,928	226,917
Contract acquisition costs, net	173,840	161,267
Other intangible assets, net	500,870	130,054
Equity investments, net	89,964	87,764
Deferred income tax assets, net	5,843	5,334
Other assets	97,210	59,043

Total assets	$3,754,886	2,023,838

Liabilities
Current liabilities:
Accounts payable	$44,119	63,370
Current portion of borrowings	27,688	27,361
Current portion of obligations under capital leases	23,153	13,263
Accrued salaries and employee benefits	29,502	26,243
Other current liabilities	173,190	100,282

Total current liabilities	297,652	230,519
Long-term borrowings, excluding current portion	1,494,397	174,859
Deferred income tax liabilities	220,846	48,074
Obligations under capital leases, excluding current portion	10,322	17,155
Other long-term liabilities	67,417	68,791

Total liabilities	2,090,634	539,398

Redeemable noncontrolling interest	39,303	39,505

Equity
Shareholders’ equity:
Common stock	20,280	20,247
Additional paid-in capital	162,111	141,793
Accumulated other comprehensive income (loss), net	(220)	1,408
Treasury stock	(248,998)	(287,301)
Retained earnings	1,671,595	1,549,063

Total shareholders’ equity	1,604,768	1,425,210

Noncontrolling interests in consolidated subsidiaries	20,181	19,725

Total equity	1,624,949	1,444,935

Total liabilities and equity	$3,754,886	2,023,838

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TSYS Announces Third Quarter 2013 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$187,205	187,666
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(9,357)	(6,983)
Dividends received from equity investments	8,595	7,523
Net loss on foreign currency translation	612	2,259
Depreciation and amortization	142,490	127,329
Amortization of debt issuance costs	6,775	180
Amortization of bond discount	131	—
Changes in fair value of private equity investments	(1,227)	—
Share-based compensation	19,587	12,348
Excess tax benefit from share-based payment arrangements	(2,727)	(1,236)
Provisions for bad debt expense and billing adjustments	2,193	813
Charges for transaction processing provisions	8,545	1,348
Provision for fraud and other losses	6,398	—
Deferred income tax expense	25,784	(2,355)
Loss on disposal of equipment, net	78	77
Changes in operating assets and liabilities:
Restricted cash	(132)	—
Accounts receivable	(6,721)	1,730
Prepaid expenses, other current assets and other long-term assets	(12,478)	4,406
Accounts payable	(41,055)	6,688
Accrued salaries and employee benefits	(9,552)	(13,567)
Other current liabilities and other long-term liabilities	(17,659)	5,761

Net cash provided by operating activities	307,486	333,987

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(24,897)	(24,296)
Additions to licensed computer software from vendors	(34,412)	(19,385)
Additions to internally developed computer software	(22,519)	(15,202)
Cash used in acquisitions, net of cash acquired	(1,314,660)	(66,250)
Purchase of private equity investments	(1,146)	(2,370)
Additions to contract acquisition costs	(36,824)	(25,700)

Net cash used in investing activities	(1,434,457)	(153,203)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term borrowings and capital lease obligations	(82,644)	(188,395)
Proceeds from borrowings of long-term borrowings	1,395,661	158,633
Proceeds from exercise of stock options	27,488	9,451
Excess tax benefit from share-based payment arrangements	2,727	1,236
Repurchase of common stock under plans and tax withholding	(6,267)	(61,556)
Debt issuance costs	(13,471)	(1,996)
Subsidiary dividends paid to noncontrolling shareholders	(5,897)	(2,797)
Dividends paid on common stock	(37,514)	(56,719)

Net cash provided by (used in) financing activities	1,280,082	(142,143)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(3,862)	1,591

Net increase in cash and cash equivalents	149,248	40,232
Cash and cash equivalents at beginning of period	247,612	316,337

Cash and cash equivalents at end of period	$396,860	356,569

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TSYS Announces Third Quarter 2013 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	September 2013	September 2012	% Change
Consumer Credit	224.2	195.0	15.0
Retail	26.8	24.1	11.2

Total Consumer	251.0	219.1	14.6
Commercial	38.9	36.3	7.2
Other	16.9	11.1	52.5

Subtotal	306.7	266.4	15.1
Prepaid/Stored Value	110.7	114.3	(3.1)
Government Services	61.6	48.8	26.2
Commercial Card Single Use	41.6	36.8	13.0

Total AOF	520.7	466.4	11.7

Growth in Accounts on File (in millions):

	September 2012 to September 2013	September 2011 to September 2012
Beginning balance	466.4	392.4
Change in accounts on file due to:
Internal growth of existing clients	36.5	30.3
New clients	63.8	75.5
Purges/Sales	(45.4)	(29.0)
Deconversions	(0.6)	(2.8)

Ending balance	520.7	466.4

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TSYS Announces Third Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2013 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 11.2% as compared to a reported GAAP increase of 10.0%.

The schedule below also provides a reconciliation of basic EPS, excluding merger and acquisition costs, net of taxes, to basic EPS, and operating income, excluding merger and acquisition costs, to operating income. On a year-to-date basis, TSYS’ basic EPS excluding merger and acquisition costs grew 5.5% as compared to a reported GAAP decrease of 2.1%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted cash EPS.

The schedule below also provides a reconciliation of segment operating income, adjusted for the impact of acquisition intangible amortization.

The schedule also provides a reconciliation of net income, adjusted for equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Third Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Consolidated
Constant currency (1)	$594,470	468,059	27.0%	$1,548,296	1,391,872	11.2%
Foreign currency (2)	(6,396)	—		(16,783)	—

Total revenues	$588,074	468,059	25.6%	$1,531,513	1,391,872	10.0%

Constant currency (1)	$533,297	406,052	31.3%	$1,365,215	1,199,922	13.8%
Foreign currency (2)	(6,286)	—		(16,455)	—

Total revenues before reimbursable items	$527,011	406,052	29.8%	$1,348,760	1,199,922	12.4%

Constant currency (1)	$106,459	90,893	17.1%	$277,856	267,821	3.7%
Foreign currency (2)	(831)	—		(2,011)	—

Operating income	$105,628	90,893	16.2%	$275,845	267,821	3.0%

International Services
Constant currency (1)	$107,050	102,691	4.2%	$312,715	306,466	2.0%
Foreign currency (2)	(6,502)	—		(16,984)	—

Total revenues	$100,548	102,691	(2.1)%	$295,731	306,466	(3.5)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Total Revenues	$588,074	468,059	25.6%	$1,531,513	1,391,872	10.0%
Reimbursable Items	61,063	62,007	(1.5)	182,753	191,950	(4.8)

Revenues Before Reimbursable Items	$527,011	406,052	29.8%	$1,348,760	1,199,922	12.4%

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TSYS Announces Third Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Operating Income and Basic EPS Excluding Merger and Acquisition Costs (M&A)

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Operating income	$105,628	90,893	16.2%	$275,845	267,821	3.0%
Add: NetSpend M&A operating expenses (non-recurring)	7,282	—	na	12,009	—	na

Operating income excluding merger and acquisition costs	$112,910	90,893	24.2%	$287,854	267,821	7.5%

	2013	2012	Percent Change	2013	2012	Percent Change
Net income attributable to TSYS common shareholders (a)	$64,350	60,312	6.7%	$179,095	183,418	(2.4)%
Add: NetSpend M&A expenses, net of taxes* (non-recurring)	5,424	—	na	13,934	—	na

Net income attributable to TSYS common shareholders (c)	$69,774	60,312	15.7%	$193,029	183,418	5.2%

Average common shares outstanding (b)	189,525	187,878		188,035	188,553

Basic earnings per share (a)/(b)	$0.34	0.32	5.8%	$0.95	0.97	(2.1)%

Basic earnings per share excluding merger and acquisition expenses (c)/(b)	$0.37	0.32	14.7%	$1.03	0.97	5.5%

* - Certain merger and acquisition costs are nondeductible for income tax purposes

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TSYS Announces Third Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Cash Earnings

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Net income attributable to TSYS common shareholders (a)	$64,350	60,312	6.7%	$179,095	183,418	(2.4)%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$16,420	4,383	nm	$27,532	12,746	nm
Add: Share-based compensation, net of taxes	6,635	2,489	nm	13,622	8,480	60.6%

Cash earnings	87,405	67,184	30.1%	220,250	204,644	7.6%
Add: NetSpend M&A expenses, net of taxes* (non-recurring)	5,424	—	na	13,934	—	na

Cash earnings adjusted	$92,829	67,184	38.2%	$234,184	204,644	14.4%

Basic EPS - Net income attributable to TSYS Common Shareholders
As reported (GAAP)	$0.34	0.32		$0.95	0.97

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.09	0.02		0.15	0.07
Add: Share-based compensation, net of taxes	0.04	0.01		0.07	0.05

Cash earnings per share	0.46	0.36		1.17	1.09
Add: NetSpend M&A expenses, net of taxes* (non-recurring)	0.03	—		0.07	—

Adjusted cash EPS **	$0.49	0.36		$1.25	1.09

Average common shares and participating securities	189,525	187,878		188,035	188,553

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted cash EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
Net income	$67,494	62,043	8.8%	$187,205	187,666	(0.2)%
Adjust for:
Deduct: Equity in income of equity investments	(2,792)	(1,957)	(42.7)%	(9,357)	(6,983)	(34.0)%
Add: Income taxes	30,592	30,228	1.2%	78,384	84,336	(7.1)%
Add: Nonoperating expense	10,334	579	nm	19,613	2,802	nm
Add: Depreciation and amortization	59,447	43,243	37.5%	142,490	127,329	11.9%

EBITDA	165,075	134,136	23.1%	418,335	395,150	5.9%
Adjust for:
Add: Share-based compensation	9,784	3,722	nm	19,587	12,348	58.6%
Add: NetSpend M&A operating expenses (non-recurring)	7,282	—	na	12,009	—	na

Adjusted EBITDA	$182,140	137,858	32.1%	$449,931	407,498	10.4%

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TSYS Announces Third Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Segment Operating Income

(unaudited)

(in thousands)

	Three Months Ended				Nine Months Ended
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013		Sep 30, 2013
Adjusted segment operating income
North America Services	$67,202	$79,896	$82,274		$229,373
International Services	7,147	8,572	10,729		26,448
Merchant Services	37,338	40,953	40,230		118,521
NetSpend	—	—	31,248		31,248

Total adjusted segment operating income	111,688	129,421	164,481		405,590
Adjust for:
Acquisition intangible amortization	(8,532)	(7,879)	(24,731)		(41,142)
NetSpend M&A operating expenses (non-recurring)	(3,481)	(1,246)	(7,282)		(12,009)
Corporate administration and other	(24,772)	(24,982)	(26,840)		(76,594)

Operating income	$74,903	$95,314	$105,628		$275,845

	Three Months Ended				Nine Months Ended	YTD
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Sep 30, 2012	Dec 31, 2012
Adjusted segment operating income
North America Services	$68,347	$72,231	$70,080	$78,835	$210,658	$289,493
International Services	4,637	9,962	8,244	6,584	22,843	29,427
Merchant Services	39,684	38,443	40,909	37,248	119,036	156,284
NetSpend	—	—	—	—	—	—

Total adjusted segment operating income	112,668	120,635	119,233	122,667	352,537	475,203
Adjust for:
Acquisition intangible amortization	(5,989)	(6,015)	(6,919)	(7,340)	(18,924)	(26,264)
NetSpend M&A operating expenses (non-recurring)	—	—	—	—	—	—
Corporate administration and other	(21,848)	(22,524)	(21,421)	(25,495)	(65,792)	(91,287)

Operating income	$84,831	$92,096	$90,893	$89,831	$267,821	$357,652

Segment Depreciation and Amortization

(unaudited)

(in thousands)

	Three Months Ended				Nine Months Ended
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013		Sep 30, 2013
Depreciation and amortization
North America Services	$18,083	$18,213	$18,764		$55,060
International Services	12,331	10,976	11,117		34,424
Merchant Services	3,142	2,998	2,890		9,030
NetSpend	—	—	1,471		1,471

Segment depreciation and amortization	33,555	32,188	34,241		99,984
Acquisition intangible amortization	8,532	7,879	24,731		41,142
Corporate administration and other	410	479	475		1,364

Total depreciation and amortization	$42,498	$40,546	$59,447		$142,490

	Three Months Ended				Nine Months Ended	YTD
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Sep 30, 2012	Dec 31, 2012
Depreciation and amortization
North America Services	$18,453	$18,821	$18,582	$18,816	$55,856	$74,673
International Services	12,387	14,483	14,182	13,980	41,052	55,033
Merchant Services	3,320	3,175	2,889	2,699	9,385	12,083
NetSpend	—	—	—	—	—	—

Segment depreciation and amortization	34,160	36,479	35,654	35,495	106,293	141,789
Acquisition intangible amortization	5,989	6,015	6,919	7,340	18,924	26,264
Corporate administration and other	723	719	669	446	2,112	2,558

Total depreciation and amortization	$40,873	$43,213	$43,243	$43,281	$127,329	$170,610

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